EXHIBIT 99.2


                        GRANITE BROADCASTING CORPORATION

                          NOTICE OF GUARANTEED DELIVERY


     This form or one substantially equivalent hereto must be used to accept the Exchange Offer (as defined below) if Notes are not lost but are not immediately available or time will not permit all required documents to reach the Exchange Agent by, as the case may be, the Early Exchange Date or the Expiration Date (as such terms are defined in the Prospectus). Such form may be delivered by hand or sent by telegram, telex, facsimile transmission or mail to the Exchange Agent. See "The Exchange Offer--Guaranteed Delivery Procedures" in the Prospectus.

To:  The Bank of New York, Exchange Agent

By Hand:                                     By Facsimile:
                                             (Eligible Institutions and
                                             Withdrawal Notices Only)

The Bank of New York                         (212) 571-3080
101 Barclay Street                           Confirm:  (212)815-2742
Corporate Trust Services Window              For Information Call: (212)815-6333
New York, New York 10286
Attn:  Enrique Lopez,
       Reorganization Section

By Registered or Certified Mail:             By: Overnight Courier:

The Bank of New York                         The Bank of New York
101 Barclay Street - 7E                      101 Barclay Street
New York, New York 10286                     Corporate Trust Services Window
Attn:  Enrique Lopez,                        New York, New York 10286
       Reorganization Section                Attn:  Enrique Lopez,
                                                    Reorganization Section

     Delivery of this instrument to an address or transmission of instructions to a facsimile number other than as set forth above does not constitute a valid delivery.

Gentlemen:

     The undersigned hereby represents that it "owns" the Notes tendered hereby within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended, and hereby tenders to Granite Broadcasting Corporation, a Delaware corporation, upon the terms and subject to the conditions set forth in the Prospectus dated June 3, 1996 and the Letter of Transmittal (which together constitute the Exchange Offer), receipt of which is hereby acknowledged, the principal amount of the Notes specified below, pursuant to the guaranteed delivery procedure set forth in "The Exchange Offer--Guaranteed Delivery Procedures" in the Prospectus.


                                 Security Numbers         Principal Amount
     Securities Tendered          (if available)              Tendered

      9 3/8% Series A
    Senior Subordinated
Notes due December 1, 2005
- --------------------------       ----------------          ---------------

If Securities will be tendered by book-entry transfer at The Depository Trust Company:


Account No. _____________

                                    SIGN HERE

                                    ____________________________________________
                                        Signature(s) of registered holder(s)

                                    ____________________________________________
                                                Name(s) (Please Print)

                                    ____________________________________________
                                                       Address

                                    ____________________________________________
                                                      Zip Code

                                    ____________________________________________
                                            Area Code and Telephone Number


                                    Dated:______________________________________


                                    GUARANTEE

                    (Not to be used for signature guarantee)

     The undersigned, a firm which is a member of a registered national securities exchange or the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office in the United States, guarantees (a) that the above named person(s) "own(s)" the Notes tendered hereby within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended, (b) that such tender of Notes complies with Rule 14e-4 (or any successor rule thereto) and (c) to deliver to the Exchange Agent the Notes tendered hereby in proper form for transfer, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other required documents, all by 5:00 P.M., New York City time, on the third business day following the date of execution of this Notice of Guaranteed Delivery.

     The undersigned acknowledges that it must deliver the Letter of Transmittal and Notes tendered hereby to the Exchange Agent within the time period set forth above and that failure to do so could result in a financial loss to the undersigned.


                                    SIGN HERE


                                    ____________________________________________
                                                    Name of Firm

                                    ____________________________________________
                                                Authorized Signature

                                    ____________________________________________
                                                 Name (Please Print)

                                    ____________________________________________
                                                       Address

                                    ____________________________________________
                                           Area Code and Telephone Number


                                    Dated:______________________________________

    DO NOT SEND SECURITIES WITH THIS FORM. ACTUAL SURRENDER OF NOTES MUST BE
      MADE PURSUANT TO, AND BE ACCOMPANIED BY, THE LETTER OF TRANSMITTAL.


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